UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Pattern Energy Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Employee FAQ for The Current

1.	What are the benefits of this transaction for field employees?
•
We are excited about the benefits we expect this transaction to create for our team. CPPIB and Riverstone know our company and the renewable industry well, and they value the role our employees play in our success.

•
We believe the move to a single, integrated private company will greatly simplify our business, eliminate inefficient intercompany administrative processes, and achieve a “team first” alignment and unification of our goals and culture.

•	In addition, with CPPIB’s additional support and resources, we look forward to continuing to grow our business and execute on our 2019 Corporate, Department and 2020 goals and objectives.

2.	Will this transaction impact my pay / benefits?
•	You should not expect any changes to your compensation / benefits as a result of this transaction.

3.	Any extra benefits related to pensions, medical we are going to get from CPPIB?
•	You should not expect any changes to your benefits as a result of the transaction, and your benefits will continue to be provided by the Company and not from CPPIB.

4.	Does CPPIB have investments in other renewable energy companies?
•	Yes, CPPIB has a long track record of investing in the renewable energy space.
•	CPPIB is based in Toronto, Ontario, with investment offices in key markets in the Americas, Europe and Asia-Pacific, and manages funds exceeding $400 billion (CAD).

5.	What are the benefits of combining with Pattern Development and becoming one, integrated private company?
•	As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations.
•
In addition, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

•
We will be positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, as well as enable significant simplifications to the business by operating as a single private company.

6.	Will we still need to perform SOX control procedures?
•
While Sarbanes-Oxley has only limited mandatory application to privately held companies, maintaining a robust and effective control environment will remain a priority of Pattern and its investors, and we will be reviewing our controls program on how to best deliver on that.

•	SOX control procedures continue to apply until the transaction is closed.

7.	How will this transaction alter our plans with respect to short-term and long-term project financing? Will Pattern still finance projects individually going forward?
•	Between now and close, it remains business as usual. Our fundamental business model, scale and plans, including projects, do not change.
•	We generally expect project financing to remain the most cost effective source of capital, especially for U.S. projects, which require tax equity financing.

8.	What is the timeframe on delisting from SEC and becoming private?
•
Once the transaction closes, which we expect to occur by the second quarter of 2020, Pattern Energy and Pattern Development will be a private integrated renewable energy company and Pattern Energy’s stock will no longer be listed on any public market.

Employee FAQ for The Current

9.	What are the challenges of transitioning to a private company? Will there be layoffs?
•
The move from a two-company structure (Pattern Energy and Pattern Development) to a private company may impact a few groups that focus primarily on functions associated with our status as a publicly traded company.

•	We anticipate some positions to be eliminated which focus on our public company structure, if the transaction does close.
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We have already spoken to all individuals that we anticipate being impacted by this transaction. Rest assured, we are committed to supporting our team and treating all team members with respect and dignity through this transition.

10.	How would you compare Pattern's transition to private ownership relative to where other YieldCos landed after SunEdison? What would you say is our competition?
•	We believe this transaction reflects the strength of the platform we have built, and we are excited about the benefits we expect it to create for our team and stakeholders.
•	As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations.
•
In addition, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

•
We will be positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, as well as enable significant simplifications to the business by operating as a single private company.

11.	Does Pattern plan to acquire additional operational assets?
•	Battling to the lowest capital cost to bid the highest price on operational assets will not be our general business plan.
•
With that said, CPPIB and Riverstone will bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

•	We look forward to continuing to execute on our 2019 Corporate, Department and 2020 goals and objectives with CPPIB’s additional support and resources.

12.	Should we anticipate any issues with regulatory review and approval?
•	We expect that the transaction will close by the second quarter of 2020.
•	We would not have entered into this agreement if we hadn’t seen a clear path to completing the transaction.

13.	What will our relationship be with CPPIB and the other renewables companies in its portfolio?
•	Following the close of the transaction, we will remain a standalone company, and will operate independently from the other companies in CPPIB’s portfolio.
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We also expect that our relationship with CPPIB will be similar to our existing relationship with Riverstone, with interaction generally focused on high-level matters involving our Board and executive management team.

14.	How does this impact our ownership of GPI/Japan development assets?
•	This transaction will not change our ownership or structure of the Japanese business or our strategic relationship with GPI.
•
Following the close of the transaction, Pattern will maintain its global footprint, with utility-scale projects in Japan, and will continue to partner with GPI and support its renewable development portfolio.

•	We continue to believe that GPI’s portfolio is one of the most exciting opportunities in our business.

Employee FAQ for The Current

15.	Will employees be able to purchase shares of this new company?
•	There are no plans to offer a broad employee stock purchase plan at this time, but we will continue to evaluate this potential following the close of the transaction.

16.	What will happen to LP1? And when?
•	We remain on track to wind down LP1’s activities in the first quarter of 2020.

17.	Will the SF office be relocated and if so when and where?
•	We do not anticipate relocating our office facilities in connection with this transaction.

18.	Will we now be a Canadian company?
•	No, we will continue to operate as a U.S.-based business.
•
Pattern Energy and Pattern Development were founded in the U.S. and following the completion of the proposed transaction with CPPIB, we will continue to be based in the U.S. We will also maintain a global footprint, just as we always have.

•	Once the transaction is closed, Pattern Energy’s management team, led by Mike Garland, will lead the combined enterprise.

19.	Should we expect CPPIB or Riverstone to make any changes to our technology?
•	No. We do not anticipate any change in technology as a result of our new investors.

20.	Will we be honoring Canadian holidays now in addition to U.S. holidays?
•	Holiday schedules will remain the same for the country in which you live.

21.	Will there be a management change after the transaction is completed? Should we expect changes to our reporting structure? Will our Board of Directors change?
•	Once the transaction has closed, Pattern Energy’s management team, led by Mike Garland, will lead the combined enterprise.
•	In the meantime, it is business as usual and you should not expect any immediate changes to your reporting structure as a result of this transaction.
•	The combined company will have a new Board, including representatives of CPPIB and Riverstone.

22.	Does the sale have an impact on near-term construction activities in New Mexico?
•	No. Our fundamental business model, scale and plans do not change as a result of this transaction.

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Employee FAQ for The Current

Participants in Solicitation
The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.